UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2019

MU GLOBAL HOLDING LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-228847	36-4838886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5F-1., No. 106, Chang’an W. Rd., Datong Dist.,

Taipei City, 103 Taiwan (R.O.C.)

(Address of principal executive offices (zip code))

+886 9051 53139

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	-	The OTC Market- Pink Sheets

ITEM 8.01 OTHER EVENTS

On December 30, 2019, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated April 30, 2019, that had been declared effective by the Securities and Exchange Commission on May 6, 2019. The Offering resulting in 150,713 shares of common stock being sold at $1.00 per share for a total of $150,713.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF MU GLOBAL HOLDING LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MU GLOBAL HOLDING LIMITED

Date: 31 December 2019	By:	/s/ NIU YEN-YEN
NIU YEN-YEN
Chief Executive Officer
(President, Secretary, Treasurer, Director)

Date: 31 December 2019	By:	/s/ HSIEH CHANG-CHUNG
HSIEH CHANG-CHUNG
Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF MU GLOBAL HOLDING LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING